Reserves (Tables)	12 Months Ended
Dec. 31, 2022
Reserves
Reconciliation of reserves

	2022	2021	2020
	$m	$m	$m
Cumulative translation differences included within Retained earnings
At 1 January	(1,934)	(1,143)	(2,189)
Foreign exchange arising on consolidation	(1,446)	(483)	443
Exchange adjustments on goodwill (recorded against other reserves)	(24)	(21)	22
Foreign exchange arising on designated liabilities in net investment hedges[1]	(282)	(321)	573
Fair value movements on derivatives designated in net investment hedges	(8)	34	8
Net exchange movement in Retained earnings	(1,760)	(791)	1,046
At 31 December	(3,694)	(1,934)	(1,143)

1	Foreign exchange arising on designated liabilities in net investment hedges includes $102m in respect of designated bonds and $(384)m in respect of designated contingent consideration and other liabilities. The change in value of designated contingent consideration liabilities relates to $(369)m in respect of BMS’ share of Global Diabetes Alliance, and $(15)m in respect of Almirall.